Exhibit 99.1

FOR IMMEDIATE RELEASE

Internap to Invest in Expanded Colocation Facilities

-- Internap meets increasing customer demand for premier data center services --

ATLANTA, GA - June 12, 2007 - Internap Network Services Corporation (NASDAQ: INAP), a global provider of optimized, reliable end-to-end Internet business solutions, today announced that it has approved an investment of up to 40 million dollars to fund the expansion of its colocation facilities in several key markets. The company anticipates implementing the expansion over the next three to four calendar quarters, with any potential funding to be provided under standard commercial financing arrangements.

“We are seeing unprecedented demand for Internap’s data center services, particularly now that we are able to offer our customers a full suite of products and services from colocation and IP route optimization, to CDN and ad monetization services,” said James DeBlasio, president and chief executive officer of Internap. “This expansion dramatically improves Internap’s position in the marketplace as the Internet solutions provider of choice.”

With this announced investment in expansion, Internap’s capital expenditures are expected to be in the range of $45 - $55 million for 2007.

In conjunction with this announcement, Internap reaffirmed its full year 2007 revenue guidance of 30% growth over 2006. The company also reaffirmed full year adjusted EBITDA guidance, which is expected to be in the range of $34 to $37 million.

About Internap
Internap is a leading Internet solutions provider that manages, delivers and distributes applications and content with unsurpassed performance and reliability. With a global platform of data centers, managed IP services, content delivery network (CDN), and content monetization services, Internap frees its customers to drive innovation inside their business and create new revenue opportunities. More than 3,000 companies across the globe trust Internap to help them achieve their Internet business goals. Internap is “Making Innovation Possible.” For more information visit www.internap.com.

Internap “Safe Harbor” Statement
Certain information included in this press release constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, including, among others, statements regarding the performance of our products, business strategy, projected levels of growth, and projected costs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Internap and members of our management team, as well as the assumptions on which such statements are based. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by forward-looking statements. Other important factors that may affect Internap's business, products, results of operations and financial condition include, but are not limited to: our ability to sustain profitability; our ability to respond successfully to technological change; the availability of services from Internet network service providers or network service providers providing network access loops and local loops on favorable terms, or at all; failure of third party suppliers to deliver their products and services on favorable terms, or at all; failures in our network operations centers, network access points or computer systems; the ability to successfully integrate the operations of Internap and VitalStream Holdings, Inc.; and our ability to protect our intellectual property.

Our Annual Report on Form 10-K/A, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other Securities and Exchange Commission filings discuss the foregoing risks, as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. We undertake no obligation to revise or update any forward-looking statement for any reason.

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Internap Contact:	Investor Contact:
L.A. Campbell	Andrew Albrecht
(404) 302-9721	(404) 302-9841
lcampbell@internap.com	aalbrecht@internap.com